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                                                                    EXHIBIT 28.4

                      FIRST USA BANK, NATIONAL ASSOCIATION
                       WACHOVIA CREDIT CARD MASTER TRUST
                                 SERIES 1999-2
                         MONTHLY SERVICING CERTIFICATE


Pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 1999 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and Supplemented, the "Series Supplement"), each originally between The First National Bank of Atlanta ("FNBA") as Servicer and Transferor and The Bank of New York ("BONY"), as Trustee, First USA Bank, National Association ("FUSA"), as successor Servicer to FNBA pursuant to an Assumption Agreement for Wachovia dated as of July 27, 2001, by and among, FNBA, BONY, and FUSA, is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                                              Monthly Period:                                              7/31/2001
                                                              Transfer Date                                                8/14/2001
                                                              Distribution Date:                                           8/15/2001
                                                              Period                                                              22
                                                                (Revolving =  0-12,
                                                                Controlled Accumulation = 13-24)
                                                              Current Libor Rate                                            3.83000%
                                                              Julian Days in Current Period                                       30
                                                              Coupon Period                                      7/16/2001-8/14/2001

------------------------------------------------------------------------------------------------------------------------------------

ORIGINAL DEAL PARAMETERS

Class A Initial Investor Interest                                                                                    $432,500,000.00
Class B Initial Investor Interest                                                                                     $30,000,000.00
Collateral Initial Investor Interest                                                                                  $37,500,000.00
                                                                                                                     ---------------
Total Initial Investor Interest                                                                                      $500,000,000.00

Prior Month's Spread Account Balance                                                                                           $0.00
Increase(Decrease) in Spread Account during the current period                                                         $1,490,889.16
                                                                                                                       -------------
Amount on Deposit in Spread Account                                                                                    $1,490,889.16


Class A Certificate Rate                        7/16/2001-8/14/2001                                                         4.01000%
Class B Certificate Rate                        7/16/2001-8/14/2001                                                         4.25000%
Collateral Certificate Rate                     7/16/2001-8/14/2001                                                         4.48000%

Servicing Fee Percentage                                                                                                     2.0000%
Discount Percentage                                                                                                          0.0000%

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
I. RECEIVABLES IN THE TRUST
---------------------------

Beginning of the Period Principal Receivables                                                                      $3,109,459,151.18
Beginning of the Period Finance Charge Receivables                                                                    $40,170,801.10
Beginning of the Period Discounted Receivables                                                                                 $0.00
Beginning of the Period Total Receivables                                                                          $3,149,629,952.28

Removed Principal Receivables                                                                                                  $0.00
Removed Finance Charge Receivables                                                                                             $0.00
Removed Total Receivables                                                                                                      $0.00

Additional Principal Receivables                                                                                               $0.00
Additional Finance Charge Receivables                                                                                          $0.00
Additional Total Receivables                                                                                                   $0.00


End of Period Principal Receivables                                                                                $3,077,130,994.84
End of Period Finance Charge Receivables                                                                              $38,041,723.88
End of Period Discounted Receivables                                                                                           $0.00
End of Period Total Receivables                                                                                    $3,115,172,718.72

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
-----------------------------------------------

Class A Initial Investor Interest                                                                                    $432,500,000.00
Class B Initial Investor Interest                                                                                     $30,000,000.00
Collateral Initial Investor Interest                                                                                  $37,500,000.00
Total Initial Investor Interest                                                                                      $500,000,000.00

Class A Investor Interest                                                                                            $432,500,000.00
Class B Investor Interest                                                                                             $30,000,000.00
Collateral Investor Interest                                                                                          $24,843,749.75
Total Investor Interest                                                                                              $487,343,749.75

Class A Adjusted Investor Interest                                                                                   $263,749,996.64
Adjusted Investor Interest                                                                                           $318,593,746.39

Floating Investor Percentage                                                                                                16.0800%
Class A Floating Allocation Percentage                                                                                      86.5000%
Class B Floating Allocation Percentage                                                                                       6.0000%
Collateral Floating Allocation Percentage                                                                                    7.5000%

Fixed Investor Percentage                                                                                                   16.0800%
Class A Fixed Allocation Percentage                                                                                         86.5000%
Class B Fixed Allocation Percentage                                                                                          6.0000%
Collateral Fixed Allocation Percentage                                                                                       7.5000%

Total Servicing Fee                                                                                                      $530,989.58

Investor Defaulted Amount                                                                                              $2,812,553.95

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

III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT
--------------------------------------------------------------------

Beginning Seller's Interest                                                                                          $963,505,351.18
Ending Seller's Interest                                                                                           $1,112,583,448.45
Required Seller's Interest                                                                                           $154,664,753.65
Current Month Deposit into Excess Funding Account                                                                              $0.00
Amount on deposit in Excess Funding Account                                                                                    $0.00

IV. PERFORMANCE SUMMARY
-----------------------

COLLECTIONS:
Collections of Principal Receivables                                                                                 $329,668,686.68
Collections of Finance Charge Receivables                                                                             $40,170,801.10
Collections of Interchange (Series 1999-2)                                                                               $691,216.04
       Servicer Interchange                                                                                              $265,494.79
       Net Interchange                                                                                                   $425,721.25
Collections of Recoveries                                                                                              $1,411,027.29
Total Finance Charge Collections                                                                                      $42,273,044.43
Total Payment Collections                                                                                            $369,839,487.78
Total Collections                                                                                                    $371,941,731.11

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                                                                          $36,135,719.65
          60 days delinquent                                                                                          $24,876,526.00
          90 days delinquent                                                                                          $20,492,669.32
          120 + days delinquent                                                                                       $31,485,029.29

          Total 30 + days delinquent                                                                                 $112,989,944.26


Gross Charge-Offs during the month                                                                                    $17,491,043.23
Recoveries during the month                                                                                            $1,411,027.29
Net Charge-Offs during the month                                                                                      $16,080,015.94

Defaulted Amount (excluding recoveries)                                                                               $17,491,043.23

                                                                               # of Accounts                                  Amount
                                                                               -------------                                  ------
Total amount/number of Accounts in Trust (at end of month)                         2,312,244                       $3,115,172,718.72


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
V. AVAILABLE SERIES 1999-2 FINANCE CHARGE COLLECTIONS
-----------------------------------------------------

Available Series 1999-2 Finance Charge Collections                                                                     $7,112,065.46

Class A Available Finance Charge Collections                                                                           $6,707,595.89

Class A Interest                                                                                                       $1,445,270.83
Class A Deficiency Amount                                                                                                      $0.00
Class A Additional Interest                                                                                                    $0.00
Class A Investor Defaulted Amount                                                                                      $2,432,859.17

Class A Servicing Fee [if Wachovia]                                                                                      $219,791.66
Accrued and Unpaid Class A Servicing Fee                                                                                       $0.00
Servicing Fee [if not Wachovia]                                                                                                $0.00
                  ---

Excess Spread Class A                                                                                                  $2,609,674.23

Class B Available Finance Charge Collections                                                                             $426,723.93

Class B Interest                                                                                                         $106,250.00
Class B Deficiency Amount                                                                                                      $0.00
Class B Additional Interest                                                                                                    $0.00

Class B Servicing Fee [if Wachovia]                                                                                       $25,000.00
Accrued and Unpaid Class B Servicing Fee                                                                                       $0.00
Servicing Fee [if not Wachovia]                                                                                                $0.00
                  ---
Excess Spread Class B                                                                                                    $295,473.93

Collateral Available Finance Charge Collections                                                                          $533,404.91

Servicing Fee [if not Wachovia]                                                                                                $0.00
                  ---
Excess Spread Collateral                                                                                                 $533,404.91

Total Excess Finance Charge Collections                                                                                $3,438,553.07
Shared Finance Charge Collections allocable to Series 1999-2                                                                   $0.00
Class A Required Amount                                                                                                        $0.00

Class A Investor Charge-off Reimbursement                                                                                      $0.00

Class B Required Amount                                                                                                        $0.00

Collateral Interest                                                                                                       $92,750.00
Collateral Deficiency Amount                                                                                                   $0.00
Collateral Additional Interest                                                                                                 $0.00


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
Collateral Accrued and unpaid collateral interest                                                                              $0.00

Class B Investor Defaulted Amount                                                                                        $168,753.24

Collateral Servicing Fee [if Wachovia]                                                                                    $20,703.12

Collateral Investor Defaulted Amount                                                                                     $210,941.55

Collateral Investor Charge-Off Reimbursement                                                                                      $0

Deposit to Reserve Account                                                                                                     $0.00
                                                                                                                               $0.00
Shared Excess Finance Charge Collections                                                                               $2,945,405.15

VI.  YIELD and BASE RATE
------------------------

Base Rate
---------

Base Rate (current month)                                                                                                    5.3562%
Base Rate (prior month)                                                                                                      6.3500%
Base Rate (2 months ago)                                                                                                     6.4972%

3 Month Average Base Rate                                                                                                    6.0678%

Portfolio Yield
---------------

Portfolio Yield (current month)                                                                                             12.6088%
Portfolio Yield (prior month)                                                                                                9.9281%
Portfolio Yield (2 months ago)                                                                                              11.6622%
3 Month Average Portfolio Yield                                                                                             11.3997%
Portfolio Adjusted Yield                                                                                                     5.3319%

VII.  PORTFOLIO PERFORMANCE RATES
---------------------------------

Gross Charge-Offs ((% of Total Receivables Outstanding (at beginning of month))                                              6.6640%
Gross Charge-Offs ((% of Principal Receivables Outstanding (at beginning of month))                                          6.7501%
Gross Charge-Offs ((% of Investor Interest (at end of month))                                                                6.9254%
Monthly Payment Rate ((% of Total Receivables Outstanding (at beginning of month))                                          11.7423%
Gross Yield (annualized)                                                                                                    19.5342%
Portfolio Yield (3 month average)                                                                                           11.3997%
Base Rate (3 month average)                                                                                                  6.0678%
Excess Finance Charge Collections % (Current Month Including Servicer Interchange)                                           7.2526%

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

VIII.  PRINCIPAL COLLECTIONS
----------------------------

Class A Principal Allocation Percentage                                                                                     86.5000%
Class A Monthly Principal                                                                                             $45,854,182.37
Class B Principal Allocation Percentage                                                                                      6.0000%
Class B Monthly Principal                                                                                              $3,180,636.93
Collateral Principal Allocation Percentage                                                                                   7.5000%
Collateral Monthly Principal                                                                                           $3,975,796.16

Total Monthly Principal                                                                                               $53,010,615.46

Reallocated Principal Collections                                                                                              $0.00
Shared Principal Collections allocable from other Series                                                             $183,764,715.62

IX.  INVESTOR CHARGE-OFFS
-------------------------
CLASS A INVESTOR CHARGE-OFFS
Class A Investor Charge-Offs                                                                                                   $0.00
Class A Investor Charge-Offs per $1,000 original certificate principal amount                                                  $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs                                                             $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
     certificate principal amount                                                                                              $0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Interest after giving effect to all
     transactions on such Distribution Date.                                                                                   $0.00
CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                                                                                   $0.00
Class B Investor Charge-Offs per $1,000 original certificate principal amount                                                  $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs                                                             $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                                 $0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Interest after giving effect to all
     transactions on such Distribution Date.                                                                                   $0.00
Collateral INVESTOR CHARGE-OFFS
Collateral Investor Charge-Offs                                                                                                $0.00
Collateral Investor Charge-Offs per $1,000 original certificate principal amount                                               $0.00
Total amount reimbursed in respect of Collateral Investor Charge-Offs                                                          $0.00
Total amount reimbursed in respect of Collateral Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                                 $0.00
The amount, if any, by which the outstanding principal balance of the Collateral Certificates exceeds the Collateral Investor Interest after giving effect to all transactions on
      such Distribution Date.                                                                                                  $0.00

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
X.  AMORTIZATION
----------------

Current Monthly Amount deposited in Principal Funding Account                                                        $168,750,003.36
Cumulative Amount Deposited in Principal Funding Account prior to current month                                      $168,750,003.36
Current Month Accumulation Shortfall                                                                                           $0.00
Current Month Principal Funding Account Investment Proceeds                                                              $549,282.17

Current Month Reserve Account Amount Deposited in the Reserve Account                                                          $0.00
Cumulative Reserve Account Amount                                                                                      $2,162,500.00
Required Reserve Account Draw Amount                                                                                           $0.00

Amount Withdrawn From Principal Funding Account Deposited Into Distribution Account                                            $0.00
Cumulative Amount Withdrawn From Distribution Account prior to current month                                                   $0.00

Cumulative Class A principal paid (as of prior distribution dates)                                                             $0.00
Class A Principal Payments                                                                                                     $0.00
Class A Principal Payments per $1,000 original principal certificate amount                                                    $0.00
Total Class A Principal Paid                                                                                                   $0.00

Cumulative Class B principal paid (as of prior distribution dates)                                                             $0.00
Class B Principal Payments                                                                                                     $0.00
Class B Principal Payments per $1,000 original principal certificate amount                                                    $0.00
Total Class B Principal Paid                                                                                                   $0.00

Cumulative Collateral Principal Paid (as of prior distribution dates)                                                 $12,656,250.25
Collateral Principal Payments                                                                                          $9,843,749.75
Collateral Principal Payments per $1,000 original principal certificate amount                                               $262.50
Total Collateral Principal Paid                                                                                       $22,500,000.00



                             First USA Bank, N.A., as Servicer
                             Date:  August 8, 2001

                             By:    /s/  Tracie Klein
                                    -----------------------------------------
                             Name:  Tracie H. Klein
                             Title: First Vice President